UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009 (October 6, 2009)

ICT GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-20807	23-2458937
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

(267) 685-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 6, 2009, ICT Group, Inc. and Sykes Enterprises, Incorporated issued a joint press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Exhibit 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release issued by ICT Group, Inc. and Sykes Enterprises, Incorporated on October 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ VINCENT A. PACCAPANICCIA
Name:	Vincent A. Paccapaniccia
Title:	Executive Vice President, Finance and Chief Financial Officer

Dated: October 6, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Joint press release issued by ICT Group, Inc. and Sykes Enterprises, Incorporated on October 6, 2009.